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                                                                   EXHIBIT 10.15

                              FIRST AMENDMENT TO
                             AMENDED AND RESTATED
                SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT (this "Amendment") is made and entered as of March 31, 1999 (the "Effective Date"), by and among Univision Communications Inc., a Delaware corporation ("Univision"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), KSMS-TV, Inc. ("KSMS"), a Delaware corporation, Tierra Alta Broadcasting, Inc. ("Tierra Alta"), a Delaware corporation, Cabrillo Broadcasting Corporation ("Cabrillo"), a California corporation, Golden Hills Broadcasting Corporation ("Golden"), a Delaware corporation, Las Tres Palmas Corporation ("Las Tres"), a Delaware corporation, Valley Channel 48, Inc., a Texas corporation ("Valley Channel") and successor-in-interest by merger to Entravision Merger Corp. (each of the Company, KSMS, Tierra Alta, Cabrillo, Golden, Las Tres and Valley Channel a "Borrower", and collectively, the "Borrowers"), and Walter F. Ulloa, an individual and Philip C. Wilkinson, an individual, as the managing members (the "Managing Members"), and amends the AMENDED AND RESTATED SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT made and entered as of December 30, 1996 (the "Subordinated Note Purchase Agreement") among the parties hereto with reference to the following:

                                   RECITALS
                                   --------

          A. Univision has made a Loan to the Company in the principal amount of $3,000,000 which is evidenced by a Subordinated Promissory Note due August 19, 1997.

          B. Univision has purchased a Non-Negotiable Subordinated Note from the Company in the principal amount of $10,000,000.

          C. The Company has sold the Non-Negotiable Subordinated Note to Univision and has granted to Univision an option to acquire 25.55% fully diluted ownership interest in the Company.

          D. Univision Television Group, Inc. ("UTG"), an indirect wholly owned subsidiary of Univision, KLUZ License Partnership ("License Partnership") and the Company have entered into an Asset Purchase Agreement pursuant to which UTG and License Partnership have agreed to sell to the Company certain assets used in connection with the operation of the television broadcast station KLUZ (TV), Channel 41 in Albuquerque, New Mexico.

          E. In partial consideration of the Asset Purchase Agreement, the Managing Members of the Company hereby grant to Univision an option to acquire an additional 2% fully diluted ownership interest in the Company.
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                                   AGREEMENT
                                   ---------

          In consideration of the promises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

          Section 1. AMENDMENTS TO THE SUBORDINATED NOTE PURCHASE AGREEMENT

          Section 3.2 of the Subordinated Note Purchase Agreement is hereby deleted and a new Section 3.2 is substituted therefor reading in its entirety as follows:

               "3.2  Option Percentage.  Upon exercise, the Univision Option
                     -----------------
     shall entitle Univision to acquire [27.55%] of the sum of (i) the Class A and Class C Non-Managing Membership Units currently issued plus (ii) the Class A and Class C Non-Managing Membership Units to be issued upon the Reorganization (as defined below) plus (iii) the Class A Non-Managing Membership Units to be issued to Univision on exercise of the Univision Option (the "Option Percentage"), including those to be issued to Valley Channel in accordance with the Operating Agreement. Univision's Option Percentage shall also proportionately increase upon purchase by the Company of any Class A Non-Managing Membership Units outstanding on the Effective Date or the non-issuance of any Class A Non-Managing Membership Units contemplated to be issued in the Reorganization which are not so issued. There shall be no adjustment related to the option to acquire 11,965 units held by Dr. Armando Navarro."

          Section 2. CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

          A. On or before the Effective Date, the Company and Univision shall deliver to one another, executed copies of this Amendment.

          B. On or before the Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be completed by the parties hereto.

          Section 3. REPRESENTATIONS AND WARRANTIES

          The Subordinated Note Purchase Agreement as amended by this Amendment (the "Amended Agreement") has been authorized by the Company and each of the Borrowers and is a valid and binding obligation of the Company, each of the Borrowers and each of the Managing Members enforceable against such party in accordance with its terms.

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          Section 4.  MISCELLANEOUS

          A. On and after the Effective Date, each reference in the Subordinated Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subordinated Note Purchase Agreement, shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Amendment, the Subordinated Note Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          C. Without limiting the generality of the provisions in the Subordinated Note Purchase Agreement, and nothing in this Amendment shall be deemed to constitute a waiver of any other provision of, or operate as a waiver of any right, power or remedy of Univision or the Company under any other provision of Subordinated the Note Purchase Agreement.

                                       3
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Effective Date and, as applicable in their respective corporate names by their duly authorized officers.

                              UNIVISION COMMUNICATIONS INC.,
                              a Delaware corporation

                              By:/s/ Robert V. Cahill
                              Name: Robert V. Cahill
                              Title: Secretary/V.P.


                              ________________________________
                              ________________________________

                              ENTRAVISION COMMUNICATIONS
                              COMPANY, L.L.C.,

                              a Delaware limited liability company

                              By: /s/ Walter F. Ulloa
                                      Walter F. Ulloa, Managing Member


                              By: /s/ Philip Wilkinson
                                      Philip Wilkinson, Managing Member

                              11900 Olympic Boulevard, Suite 590
                              Los Angeles, California 90064
                              Fax No.: (310) 979-8804

                              BORROWERS

                              KSMS-TV, INC.

                              By: /s/ Walter F. Ulloa /s/ Philip C. Wilkinson
                              Name: Walter F. Ulloa
                              Title: President

                              11900 Olympic Boulevard, Suite 590
                              Los Angeles, California 90064
                              Fax No.: (310) 979-8804

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                              TIERRA ALTA BROADCASTING, INC.

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: Vice President

                              22 Commerce Center Way
                              Henderson, Nevada 89015
                              Fax No.:  (702) _____________

                              CABRILLO BROADCASTING
                              CORPORATION

                              By: /s/ Philip Wilkinson
                              Name: Philip C. Wilkinson
                              Title: President

                              KBNT-TV, Channel 19
                              5764 Pacific Center Boulevard, Suite 110
                              San Diego, California 92121
                              Fax No.: (619) 597-1909

                              GOLDEN HILLS BROADCASTING
                              CORPORATION

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: President

                              KCEC
                              777 Grant Street, Suite 110
                              Denver, Colorado 80203
                              Fax No.: (303) 832-3410

                              LAS TRES PALMAS CORPORATION

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: President

                              KVER-TV
                              41601 Corporate Way
                              Palm Desert, California 92260-1904
                              Fax No.: (619) 341-0951

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                              MANAGING MEMBERS

                              WALTER E. ULLOA

                              /s/ Walter F. Ulloa


                              PHILIP C. WILKINSON

                              /s/ Philip Wilkinson

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